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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 29, 1999

                               AMF BOWLING, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             001-13539               13-3873268
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)         Identification No.)
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                      8100 AMF Drive, Richmond, Virginia         23111
                   (Address of principal executive offices)    (Zip Code)



                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

On July 29, 1999, the registrant announced the completion of its rights offering and the final results of the tender offer for its zero coupon convertible debentures due 2018. The announcement is attached as exhibit 99.1.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 1999                         AMF BOWLING, INC.

                                             By: /s/ Stephen E. Hare
                                             -----------------------------------
                                             Stephen E. Hare
                                             Executive Vice President, Chief
                                             Financial Officer and Treasurer